Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO
  18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Graham Alexander, Chief Executive Officer and Chief Financial Officer of Rancho Santa Monica Developments, Inc. (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)
the Annual Report on Form 10-KSB of the Company, for the fiscal year ended November 30th, 2007, and to which this certification is attached as Exhibit 32 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Graham Alexander
Name:	Graham Alexander
Title:	Chief Executive Officer
and Chief Financial Officer
Date:	February 27th, 2008